                                                               Exhibit 15

           SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                           POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Ralph F. Peters, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra DaDalth, Ellen
B. King, Peter F. Demuth, C. James Prieur and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities to sign:

      (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, under the Securities Act of 1933;

     (ii) any Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 of any Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established by Sun Life Insurance and Annuity Company of New York (the "Company"); and

    (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission in respect thereof:

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand on the date shown.

                                          /s/ RALPH F. PETERS
                                         ----------------------
                                              Ralph F. Peters

February 10, 2000

           SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that Donald B. Henderson, Jr. ,whose signature appears below, constitutes and appoints Edward M. Shea, Sandra DaDalth, Ellen B. King, Peter F. Demuth, C. James Prieur and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities to sign:

      (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, under the Securities Act of 1933;

     (ii) any Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 of any Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established by Sun Life Insurance and Annuity Company of New York (the "Company"); and

    (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission in respect thereof:

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand on the date shown.

                                          /s/ DONALD B. HENDERSON, JR.
                                         -----------------------------
                                              Donald B. Henderson, Jr.


January 3, 2000

           SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                           POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Frederick B. Whittemore, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra DaDalth, Ellen B. King, Peter F. Demuth, C. James Prieur and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities to sign:

      (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, under the Securities Act of 1933;

     (ii) any Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 of any Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established by Sun Life Insurance and Annuity Company of New York (the "Company"); and

    (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission in respect thereof:

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand on the date shown.

                                          /s/ FREDERICK B. WHITTEMORE
                                          ----------------------------
                                              Frederick B. Whittemore

January 3, 2000

           SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                           POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that John G. Ireland, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra DaDalth, Ellen
B. King, Peter F. Demuth, C. James Prieur and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities to sign:

      (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, under the Securities Act of 1933;

     (ii) any Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 of any Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established by Sun Life Insurance and Annuity Company of New York (the "Company"); and

    (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission in respect thereof:

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand on the date shown.

                                          /s/ JOHN G. IRELAND
                                         ----------------------
                                              John G. Ireland

January 5, 2000

           SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that Ralph Gregory W. Gee, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra DaDalth, Ellen
B. King, Peter F. Demuth, C. James Prieur and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities to sign:

      (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, under the Securities Act of 1933;

     (ii) any Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 of any Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established by Sun Life Insurance and Annuity Company of New York (the "Company"); and

    (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission in respect thereof:

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand on the date shown.

                                          /s/ GREGORY W. GEE
                                         ----------------------
                                              Gregory W. Gee

January 4, 2000

           SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that C. James Prieur, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra DaDalth, Ellen
B. King, Peter F. Demuth, C. James Prieur and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities to sign:

      (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, under the Securities Act of 1933;

     (ii) any Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 of any Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established by Sun Life Insurance and Annuity Company of New York (the "Company"); and

    (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission in respect thereof:

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand on the date shown.

                                          /s/ C. JAMES PRIEUR
                                         ----------------------
                                              C. James Prieur

January 3, 2000

           SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that Fioravante G. Perotta, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra DaDalth, Ellen B. King, Peter F. Demuth, C. James Prieur and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities to sign:

      (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, under the Securities Act of 1933;

     (ii) any Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 of any Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established by Sun Life Insurance and Annuity Company of New York (the "Company"); and

    (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission in respect thereof:

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand on the date shown.



                                          /s/ FIORAVANTE G. PEROTTA
                                         -----------------------------
                                              Fioravante G. Perotta

January 4, 2000

           SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that Donald A. Stewart, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra DaDalth, Ellen
B. King, Peter F. Demuth, C. James Prieur and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities to sign:

      (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, under the Securities Act of 1933;

     (ii) any Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 of any Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established by Sun Life Insurance and Annuity Company of New York (the "Company"); and

    (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission in respect thereof:

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand on the date shown.

                                           /s/ DONALD A. STEWART
                                          ------------------------
                                               Donald A. Stewart

January 3, 2000

           SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                           POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra DaDalth, Ellen
B. King, Peter F. Demuth, C. James Prieur and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities to sign:

      (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, under the Securities Act of 1933;

     (ii) any Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 of any Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established by Sun Life Insurance and Annuity Company of New York (the "Company"); and

    (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission in respect thereof:

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand on the date shown.

                                         /s/ ANGUS A. MACNAUGHTON
                                         ---------------------------
                                             Angus A. MacNaughton

January 3, 2000

           SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that S. Caesar Raboy, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra DaDalth, Ellen
B. King, Peter F. Demuth, C. James Prieur and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities to sign:

      (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, under the Securities Act of 1933;

     (ii) any Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 of any Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established by Sun Life Insurance and Annuity Company of New York (the "Company"); and

    (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission in respect thereof:

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand on the date shown.

                                         /s/ S. CAESAR RABOY
                                         ----------------------
                                             S. Caesar Raboy

January 3, 2000

           SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that Richard B. Bailey, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra DaDalth, Ellen
B. King, Peter F. Demuth, C. James Prieur and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities to sign:

      (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, under the Securities Act of 1933;

     (ii) any Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 of any Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established by Sun Life Insurance and Annuity Company of New York (the "Company"); and

    (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission in respect thereof:

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand on the date shown.



                                         /s/ RICHARD B. BAILEY
                                         ----------------------
                                             Richard B. Bailey

January 1, 2000

           SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that David D. Horn, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra DaDalth, Ellen
B. King, Peter F. Demuth, C. James Prieur and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities to sign:

      (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, under the Securities Act of 1933;

     (ii) any Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 of any Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established by Sun Life Insurance and Annuity Company of New York (the "Company"); and

    (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission in respect thereof:

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand on the date shown.


                                         /s/ DAVID D. HORN
                                         ----------------------
                                             David D. Horn

January 9, 2000

           SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that Peter R. O'Flinn, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra DaDalth, Ellen
B. King, Peter F. Demuth, C. James Prieur and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities to sign:

      (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, under the Securities Act of 1933;

     (ii) any Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 of any Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established by Sun Life Insurance and Annuity Company of New York (the "Company"); and

    (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission in respect thereof:

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand on the date shown.

                                         /s/ PETER R. O'FLINN
                                         ----------------------
                                             Peter R. O'Flinn


March 14, 2000

           SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

                           POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that James A. McNulty, III, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra DaDalth, Ellen B. King, Peter F. Demuth, C. James Prieur and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities to sign:

      (i) the Registration Statements of Sun Life Insurance and Annuity Company of New York, and any amendments thereto, under the Securities Act of 1933;

     (ii) any Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 of any Sun Life (N.Y.) Variable Account A, Sun Life (N.Y.) Variable Account B, and Sun Life (N.Y.) Variable Account C, or any other variable account established by Sun Life Insurance and Annuity Company of New York (the "Company"); and

    (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission in respect thereof:

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereto set his hand on the date shown.


                                         /s/ JAMES A. MCNULTY, III
                                         -------------------------
                                             James A. McNulty, III

January 3, 2000